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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 14, 2003


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of February 1, 2003, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2003-2)


                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                333-99117                    33-0885129
           --------                ---------                    ----------
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
of Incorporation)                 File Number)            Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                                92868
------------------                                                -----
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------


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

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On February 14, 2003, a series of certificates, entitled Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, Series 2003-2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of February 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of eight classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates", "Class M-1 Certificates", "Class M-2 Certificates", Class "M-3 Certificates", "Class M-4 Certificates", "Class CE Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four-family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $ 400,060,615.45 as of February 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated February 12, 2003, between Ameriquest and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, the Class M-3 Certificates and Class M-4 Certificates were sold by the Depositor to Morgan Stanley & Co. Incorporated (the "Underwriter"), pursuant to an Underwriting Agreement, dated February 12, 2003 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:



                                     Initial Certificate Principal              Pass-Through
            Class                               Balance                             Rate
            -----                               -------                             ----
              A                             $326,049,000.00                       Variable
             M-1                             $25,003,000.00                       Variable
             M-2                             $20,003,000.00                       Variable
             M-3                             $17,003,000.00                       Variable
             M-4                             $6,001,000.00                        Variable
              CE                             $6,001,515.45                        Variable
              P                                 $100.00                             N/A
              R                                   100%                              N/A

_____________

(1)      Approximate.
(2) Subject to increase and subject to a rate cap, as described in this prospectus supplement.
(3) The pass-through rates on the Class A-I Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and the Class M-4 Certificates are generally based on one- month LIBOR plus an applicable margin, are subject to increase and are subject to a rate cap, as described in the Prospectus Supplement.

         The Certificates, other than the Class CE Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated February 12, 2003 (the "Prospectus Supplement"), and the Prospectus, dated November 11, 2002, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

         Exhibit No.                                    Description
         -----------                                    -----------
              4.1 Pooling and Servicing Agreement, dated as of February 1, 2003, by and among Ameriquest Mortgage Securities Inc. as Depositor, Ameriquest
                                            Mortgage Company as Master Servicer
                                            and Deutsche Bank National Trust
                                            Company as Trustee relating to the
                                            Series 2003-2 Certificates.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February14, 2003


                                                     AMERIQUEST MORTGAGE
                                                     SECURITIES INC.


                                                     By:    /s/ John P. Grazer
                                                            ------------------
                                                     Name:      John P. Grazer
                                                     Title:     CFO

                                                 Index to Exhibits
                                                 -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of                                   7
                       February 1, 2003, by and among Ameriquest
                       Mortgage Securities Inc. as Depositor, Ameriquest
                       Mortgage Company as Master Servicer and Deutsche
                       Bank National Trust Company as Trustee relating to
                       the Series 2003-2 Certificates.

                                   Exhibit 4.1